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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-07677

Profit Funds Investment Trust

(Exact name of registrant as specified in charter)

7500 Old Georgetown Road, Suite 700 Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip code)

Eugene A. Profit

Profit Investment Management     7500 Old Georgetown Road    Bethesda, MD 20814

(Name and address of agent for service)

Registrant's telephone number, including area code:  (301) 650-0059

Date of fiscal year end:         September 30, 2014

Date of reporting period:       March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE PROFIT FUND
PVALX

Semi-Annual Report

March 31, 2014
(Unaudited)

THE PROFIT FUND LETTER TO SHAREHOLDERS	May 2, 2014

Dear Profit Shareholder,

During the six months ended March 31, 2014, The Profit Fund (PVALX) had a total return of 10.73% while the S&P 500 Index (the “S&P 500”), the Fund’s primary benchmark, appreciated 12.51%. Below we review the highlights of the past six months (4Q13 and 1Q14).

4Q13 Market Review

With the exception of a brief period in early October when the markets swooned due to concerns about a federal government shutdown, the S&P 500 climbed steadily in Q4, gaining 9.9%. The gains were noteworthy considering the Federal Reserve’s (the “Fed”) decision to taper asset purchases was met by a market rally. Earlier in the year it seemed that any positing or rumor of a tapering in asset purchases caused interest rates to spike and equity market participants to head for the exits.

The Fed’s decision in December that it would taper asset purchases to a monthly rate of $75 billion from the then current $85 billion pace surprised nearly every market participant (market strategists and investors alike). The taper decision was accompanied by constructive comments from the Fed that inflation is non-existent and that it is committed to supporting the economy. Market participants appear to finally understand that the taper is not tightening, as future declines in asset purchases and interest rate actions will be driven by progress on job creation.

Recall that the September 2013 FOMC meeting minutes showed that the decision to not taper was a “close call.” The reason for the momentous Fed decision in December was that the economy had become strong enough for the Fed to feel confident in reducing the level of stimulus. Two consecutive months of better-than-expected nonfarm payroll gains, a drop in the unemployment rate to 7% (the lowest level in five years), and an upward revision in GDP estimates would certainly bolster the confidence of any Fed official. The Fed may have lifted its foot off the gas pedal, but make no mistake, the engine is still red lining and a $10 billion reduction in asset purchases is hardly a game changer. In my opinion, no one should be altering their investment strategy in light of recent Fed actions.

My guess as to what 2014 has in store for market participants is that the S&P 500 will trade higher. Stocks do appear to be fully valued, trading at a 15-16x P/E multiple (slightly above the long run average of 14x). However this does not mean that valuations can’t stretch ever higher and support the markets as the global financial crisis is over and all things macro take a back seat. It is often recessions, not valuation concerns, that end bull markets. Given the current slowly increasing global GDP momentum and improving consumer/business sentiment, stocks should trend higher in 2014.

1Q14 Market Review

Looking back, 2013 was an easy year in which to invest. The entire market traded up and sector returns were positively correlated with one another, the outlier being utilities. Market action in 2014 so far is a bit choppier. Each week and month a different sector takes leadership, only to give up some gains in the following period. The aforementioned utilities sector is one of the best performing sectors year-to-date as investors look to go in risk-off mode. Investor concerns over market valuations especially in bubble-like high growth sectors, weak payroll data in the U.S., and perhaps a case of TMI (too much information) from the Fed’s Chairwoman all challenged investor risk appetite in Q1.

Those in the concerned/bear camp point to the cyclically adjusted price-earnings ratio (P/E is 25.5X vs. 15X average), a time-tested valuation measure, in addition to other measures that suggest the market is overvalued. Valuation multiple expansion certainly generated a large portion of the market returns last year and continue to push certain sectors higher. A rising tide lifts all boats but the biggest upward moves in stock price and valuation expansion were in companies with the fastest revenue growth – internet and biotech stocks. Interest-rate sensitive companies such as banks and insurance companies continue to trade near book value, which may provide significant upside in the coming years.

While the weaker-than-expected nonfarm payroll reports for December and January certainly raised a number of eyebrows, the economic backdrop here in the U.S. appears conducive for a continued market run. Even though the December and January jobs report showed that only ~100,000 workers were added to nonfarm payrolls, compared to the 2013 average 2x that number, a lot of the disappointment was blamed on the frigid weather in early 2014. The jobs market showed resilience in February as nonfarm payrolls grew by a seasonally adjusted 175,000 vs. expectations of 163,000, reversing two months of weaker-than-expected growth. Hiring in February picked up despite the harsh winter weather, giving investors hopes that broad economic growth will accelerate when warmer months come.

Outlook

Janet Yellen’s comments that the Fed may look to raise short-term interest rates six months after ending its quantitative easing program caused much investor consternation and a sharp downward move in the markets. Investment losses were only temporary and quickly reversed as consensus opinion maintained that the Fed remains dovish and will keep its accommodative policy. In its official statement, the Fed noted that it would be appropriate to keep short-term rates below what is historically appropriate even after the economy achieves a normal level of growth. Assuming the Fed maintains its steady tapering of the bond purchase program, short-term interest rates look to remain flat until spring-summer 2015.

In our view, market rallies do not die of old age or valuation concerns; instead, it is recessions that end market rallies. With the Fed on hold in raising interest rates until mid-2015 and an improving economic environment, it appears that stock prices can continue to rise.

The Profit Fund (PVALX) Performance:

The Profit Fund underperformed the S&P 500 by 178bps during the six months ended March 31, 2014. Below are the key stocks that helped our performance and some that detracted from our performance during that time period.

Gainers

•
Air Lease (AL) – AL was up 32% for the six months ended March 31, 2014. AL reported positive earnings with both top and bottom line beating expectations. Portfolio metrics were quite strong with 100% utilization. Longer term outlook for the company remains bullish as management of AL sees strong pricing and demand for aircraft in the Asia region. In addition, management believes that the secondary market for mid-life aircraft sales is attractive and will opportunistically sell planes in 2014.

•
Western Digital (WDC) – WDC was up 43% for the six months ended March 31, 2014. WDC reported better-than-expected numbers, benefitting from market share gains and upside to gross margins. Although the company continues to contend with secular headwinds in PCs, improved mix and steady pricing has helped stabilize gross margins at higher levels. Shares were further bolstered after three sell-side research firms published reports recommending the stock for 2014. We are enthused that other investors are now believing in and rewarding the discipline that hard disk drive makers have shown. Further, it appears that the PC market is bottoming as commentary from key manufacturers and distributors show an increase in future shipments. We believe that increased confidence over the future state of hard disk drives will allow for a higher stock price multiple, leading to further gains in the stock.

•
United Rentals (URI) – URI was up 60% for the six months ending March 31, 2014. URI reported positive quarterly results with Q3 EBITDA of $642MM, up 12.6% from the year ago period. URI shares also benefited from two sell-side research reports recommending the stock for 2014. We continue to be bullish on URI due to favorable industry dynamics. In addition to the cyclical recovery in manufacturing and construction, there has been a secular trend by customers in both the construction and industrial segment to rent, rather than own, equipment to boost returns on assets and capital.

Detractors

•
Celgene (CELG) – CELG was down -11% for the six months ended March 31, 2014. CELG shares were down due to a couple of factors specific to the company: 1) CELG reported good results but investors were underwhelmed by forward guidance; 2) profit taking as the stock had a fantastic run over the past 18 months; 3) CELG shares were negatively impacted by the Markman hearing overhang involving a challenge to make a generic version of Revlimid. The most likely outcome is that there are no meaningful revisions for CELG’s claims over exclusivity and the case will move toward trial. Shares of CELG, along with other biotech stocks, were pressured in late March after three Democrats on the

House’s Energy and Commerce Committee openly questioned the high cost of Gilead’s blockbuster hepatitis C drug. Investor concerns over biotech pricing power has caused the sector to languish.

•
Whole Foods (WFM) – WFM was down 14% for the six months ended March 31, 2014. Investor concerns over potential sales slowdowns at WFM caused shares to decline in value. Expectations were that the compressed holiday season reduced entertainment occasions and the frigid weather may have also been an incremental negative for the business. WFM reported an earnings miss in February, blaming the challenging retail environment and general consumer misperception surrounding its pricing. While near term sales volatility and reduced guidance may pressure shares, underlying fundamentals remain solid and the growth potential remains intact at WFM.

•
Citrix Systems (CTXS) – CTXS was down 19% for the six months ended March 31, 2014. CTXS reported disappointing results which were below expectations. Notably, networking/cloud license revenue was up a mere 10% year-over-year after three-consecutive quarters of 50%+ growth. CTXS was impacted by the weak macro environment which crimped cap-ex spending. In addition, the company’s refreshed product cycles are taking longer to ramp up than anticipated. We exited our position in CTXS after we reduced our growth estimates for the company.

We want to thank you for your investment and we look forward to continuing to serve you.
Eugene A. Profit
CEO & Portfolio Manager
Profit Investment Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge or visit the Fund’s website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PROFIT FUND

The Profit Fund vs S&P 500 Index
Sector Diversification
As of March 31, 2014
(Unaudited)

Top Ten Equity Holdings
March 31, 2014
(Unaudited)

Security Description	% of Net Assets
Apple, Inc.	4.8%
Microsoft Corp.	4.5%
Google, Inc. - Class A	4.1%
Western Digital Corp.	2.7%
Franklin Resources, Inc.	2.6%
Eastman Chemical Co.	2.6%
PepsiCo, Inc.	2.6%
Akamai Technologies, Inc.	2.5%
QUALCOMM, Inc.	2.5%
Home Depot, Inc. (The)	2.5%

THE PROFIT FUND
SCHEDULE OF INVESTMENTS
March 31, 2014 (Unaudited)
Shares	Common Stocks — 98.8%	Value
	Consumer Discretionary — 14.7%
	Auto Components — 1.9%
3,825	TRW Automotive Holdings Corp. (a)	$312,197

	Internet & Catalog Retail — 1.7%
790	Amazon.com, Inc. (a)	265,851

	Media — 1.6%
5,120	Comcast Corp. - Class A	256,102

	Specialty Retail — 4.7%
4,980	Home Depot, Inc. (The)	394,067
4,139	Tiffany & Co.	356,575
		750,642
	Textiles, Apparel & Luxury Goods — 4.8%
4,860	NIKE, Inc. - Class B	358,960
1,690	PVH Corp.	210,861
3,275	VF Corp.	202,657
		772,478
	Consumer Staples — 6.2%
	Beverages — 2.6%
4,937	PepsiCo, Inc.	412,240

	Food & Staples Retailing — 2.2%
6,906	Whole Foods Market, Inc.	350,203

	Household Products — 1.4%
2,905	Procter & Gamble Co. (The)	234,143

	Energy — 4.3%
	Energy Equipment & Services — 3.4%
3,840	National Oilwell Varco, Inc.	299,021
2,490	Oil States International, Inc. (a)	245,514
		544,535
	Oil, Gas & Consumable Fuels — 0.9%
1,700	Marathon Petroleum Corp.	147,968

	Financials — 8.1%
	Capital Markets — 4.9%
7,794	Franklin Resources, Inc.	422,279
2,190	Goldman Sachs Group, Inc. (The)	358,832
		781,111
	Commercial Banks — 2.0%
6,393	Wells Fargo & Co.	317,988

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)
Shares	Common Stocks — 98.8% (Continued)	Value
	Financials — 8.1% (Continued)
	Insurance — 1.2%
1	Berkshire Hathaway, Inc. - Class A (a)	$187,350

	Health Care — 14.3%
	Biotechnology — 3.4%
1,570	Amgen, Inc.	193,644
2,518	Celgene Corp. (a)	351,513
		545,157
	Health Care Equipment & Supplies — 3.2%
1,670	Cooper Cos., Inc. (The)	229,391
4,630	Medtronic, Inc.	284,930
		514,321
	Health Care Providers & Services — 4.6%
3,810	Aetna, Inc.	285,636
5,280	HCA Holdings, Inc. (a)	277,200
2,920	MEDNAX, Inc. (a)	180,982
		743,818
	Pharmaceuticals — 3.1%
4,693	AbbVie, Inc.	241,220
5,210	Mylan, Inc. (a)	254,404
		495,624
	Industrials — 14.1%
	Aerospace & Defense — 4.3%
3,880	B/E Aerospace, Inc. (a)	336,745
2,965	United Technologies Corp.	346,431
		683,176
	Air Freight & Logistics — 3.1%
2,565	FedEx Corp.	340,016
1,645	United Parcel Service, Inc. - Class B	160,190
		500,206
	Industrial Conglomerates — 2.3%
2,770	3M Co.	375,778

	Trading Companies & Distributors — 4.4%
9,325	Air Lease Corp.	347,729
3,755	United Rentals, Inc. (a)	356,500
		704,229
	Information Technology — 34.5%
	Communications Equipment — 4.0%
10,605	Cisco Systems, Inc.	237,658
5,092	QUALCOMM, Inc.	401,555
		639,213
	Computers & Peripherals — 13.2%
1,422	Apple, Inc.	763,244
12,726	EMC Corp.	348,820

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)
Shares	Common Stocks — 98.8% (Continued)	Value
	Information Technology — 34.5% (Continued)
	Computers & Peripherals — 13.2% (Continued)
11,395	Hewlett-Packard Co.	$368,742
2,560	SanDisk Corp.	207,846
4,730	Western Digital Corp.	434,309
		2,122,961
	Internet Software & Services — 6.6%
6,901	Akamai Technologies, Inc. (a)	401,707
590	Google, Inc. - Class A (a)	657,561
		1,059,268
	IT Services — 4.3%
4,500	MasterCard, Inc. - Class A	336,150
1,670	Visa, Inc. - Class A	360,486
		696,636
	Semiconductors & Semiconductor Equipment — 1.9%
11,735	Intel Corp.	302,880

	Software — 4.5%
17,660	Microsoft Corp.	723,883

	Materials — 2.6%
	Chemicals — 2.6%
4,870	Eastman Chemical Co.	419,843

	Total Common Stocks (Cost $11,035,585)	$15,859,801

Shares	Money Market Funds — 1.1%	Value
83,535	Fidelity Institutional Government Portfolio, 0.01% (b)	$83,535
83,535	Wells Fargo Advantage Heritage Fund - Institutional Class, 0.01% (b)	83,535
	Total Money Market Funds (Cost $167,070)	$167,070

	Total Investment Securities at Value — 99.9% (Cost $11,202,655)	$16,026,871

	Other Assets in Excess of Liabilities — 0.1%	19,482

	Net Assets — 100.0%	$16,046,353

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2014.

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014 (Unaudited)

ASSETS
Investments in securities:
At acquisition cost	$11,202,655
At value (Note 2)	$16,026,871
Receivable for capital shares sold	930
Receivable from Adviser (Note 4)	4,335
Dividends receivable	11,617
Other assets	27,207
TOTAL ASSETS	16,070,960

LIABILITIES
Payable for capital shares redeemed	4,668
Payable to administrator (Note 4)	6,047
Accrued distribution fees (Note 4)	4,700
Other accrued expenses	9,192
TOTAL LIABILITIES	24,607

NET ASSETS	$16,046,353

Net assets consist of:
Paid-in capital	$9,930,869
Accumulated net investment income	5,102
Accumulated net realized gains from security transactions	1,286,166
Net unrealized appreciation on investments	4,824,216
Net assets	$16,046,353

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	628,258

Net asset value, offering price, and redemption price per share (Note 2)	$25.54

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividends	$120,102

EXPENSES
Investment advisory fees (Note 4)	61,632
Professional fees	29,653
Accounting services fees (Note 4)	15,000
Distribution expense (Note 4)	14,694
Administration fees (Note 4)	12,430
Registration and filing fees	10,151
Transfer agent fees (Note 4)	9,000
Insurance expense	7,158
Reports to shareholders	5,279
Trustees’ fees (Note 4)	5,000
Custodian and bank service fees	4,407
Postage and supplies	3,776
Other expenses	5,872
TOTAL EXPENSES	184,052
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(73,114)
NET EXPENSES	110,938

NET INVESTMENT INCOME	9,164

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	1,464,359
Net change in unrealized appreciation (depreciation) on investments	185,199

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,649,558

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,658,722

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
FROM OPERATIONS
Net investment income	$9,164	$44,603
Net realized gains from security transactions	1,464,359	985,375
Net change in unrealized appreciation (depreciation) on investments	185,199	1,624,658
Net increase in net assets from operations	1,658,722	2,654,636

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,688)	(52,950)
From net realized gains from security transactions	(1,071,102)	(596,573)
Decrease in net assets from distributions to shareholders	(1,076,790)	(649,523)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	973,673	1,888,438
Reinvestment of distributions to shareholders	892,342	551,129
Payments for shares redeemed	(2,142,064)	(1,334,938)
Net increase (decrease) in net assets from capital share transactions	(276,049)	1,104,629

TOTAL INCREASE IN NET ASSETS	305,883	3,109,742

NET ASSETS
Beginning of period	15,740,470	12,630,728
End of period	$16,046,353	$15,740,470

ACCUMULATED NET INVESTMENT INCOME	$5,102	$1,626

CAPITAL SHARE ACTIVITY
Shares sold	38,402	84,319
Shares issued in reinvestment of distributions to shareholders	35,453	27,069
Shares redeemed	(85,344)	(60,091)
Net increase (decrease) in shares outstanding	(11,489)	51,297
Shares outstanding, beginning of period	639,747	588,450
Shares outstanding, end of period	628,258	639,747

See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each period:
	Six Months Ended March 31, 2014 (Unaudited)		Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012	Year Ended Sept. 30, 2011		Year Ended Sept. 30, 2010		Year Ended Sept. 30, 2009
Net asset value at beginning of period	$24.60		$21.46	$16.32	$16.96		$15.50		$16.18

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.08	0.04	0.00	(a)	(0.06)		(0.02)
Net realized and unrealized gains (losses) on investments	2.61		4.16	5.12	(0.64)		1.52		(0.15)
Total from investment operations	2.62		4.24	5.16	(0.64)		1.46		(0.17)

Less distributions:
From net investment income	(0.01)		(0.09)	(0.02)	—		—		—
From net realized gains from security transactions	(1.67)		(1.01)	—	—		—		(0.51)
Total distributions	(1.68)		(1.10)	(0.02)	—		—		(0.51)

Net asset value at end of period	$25.54		$24.60	$21.46	$16.32		$16.96		$15.50

Total return (b)	10.73%	(c)	20.85%	31.66%	(3.77%	)	9.42%		(0.29% )

Net assets at end of period (000’s)	$16,046		$15,740	$12,631	$9,895		$10,626		$8,882

Ratio of total expenses to average net assets	2.24%	(e)	2.34%	2.34%	2.19%		2.76%		3.53%

Ratio of net expenses to average net assets (d)	1.35%	(e)	1.35%	1.35%	1.43%		1.75%		1.75%

Ratio of net investment income (loss) to average net assets (d)	0.11%	(e)	0.32%	0.19%	0.01%		(0.41%	)	(0.14% )

Portfolio turnover rate	24%	(c)	44%	33%	37%		29%		31%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2014 (Unaudited)

1. Organization

The Profit Fund (the “Fund”) is a diversified series of The Profit Funds Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The Profit Fund commenced the public offering of its shares on November 15, 1996.

The Profit Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies:

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see next page), depending on the inputs used. Factors used in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$15,859,801	$—	$—	$15,859,801
Money Market Funds	167,070	—	—	167,070
Total	$16,026,871	$—	$—	$16,026,871

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of March 31, 2014, the Fund did not have any transfers in and out of any Level. The Fund did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of March 31, 2014. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions — Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are paid at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid during the periods ended March 31, 2014 and September 30, 2013 was as follows:

Periods Ended	Ordinary Income	Long-term Capital Gains	Total Distributions
March 31, 2014	$321,147	$755,643	$1,076,790
September 30, 2013	$52,950	$596,573	$649,523

Contingencies and commitments — The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis as of March 31, 2014:

Cost of portfolio investments	$11,202,655
Gross unrealized appreciation	$4,932,883
Gross unrealized depreciation	(108,667)
Net unrealized appreciation	4,824,216
Accumulated ordinary income	5,102
Other gains	1,286,166
Accumulated earnings	$6,115,484

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken or to be taken on federal income tax returns for the current and all open tax years (tax years ended September 30, 2010 through September 30, 2013) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended March 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, totaled $3,834,431 and $5,107,961, respectively.

4. Transactions with Related Parties

The President of the Trust is also the President of Profit Investment Management, LLC (the “Adviser”). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Fund.

MANAGEMENT AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of a Management Agreement. Under the Management Agreement, the Fund pays the Adviser an investment advisory fee at an annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed until at least February 1, 2015 to waive its advisory fees and, if necessary, reimburse a portion of the Fund’s operating expenses to limit its total ordinary operating expenses to 1.35% per annum of its average daily net assets. As a result of this agreement, during the six months ended March 31, 2014, the Adviser waived all of its investment advisory fees in the amount of $61,632 and reimbursed other operating expenses totaling $11,482.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS
Under the terms of servicing agreements between the Fund and Ultimus, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services to the Fund. For these services, the Fund pays Ultimus fees in accordance with the agreements. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

Under the terms of a servicing agreement, the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus and receives fees in accordance with the agreement from the Fund for its services.

PLAN OF DISTRIBUTION
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the “Plan”) under which the Fund may incur expenses related to the distribution and promotion of its shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund’s average daily net assets. The Fund paid distribution related expenses of $14,694 under the Plan during the six months ended March 31, 2014, representing 0.18% of the Fund’s average daily net assets.

COMPENSATION OF TRUSTEES
The Trust pays each Trustee who is not an “interested person” of the Trust a per meeting fee of $1,250. Trustees who are “interested persons” of the Trust do not receive compensation from the Fund.

5. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of March 31, 2014, the Fund had 34.5% of the value of its net assets invested in stocks within the Information Technology sector.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (October 1, 2013) and held until the end of the period (March 31, 2014).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)
(Continued)

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,107.30	$7.09
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.20	$6.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund’s Management Agreement with the Adviser. Approval took place at an in-person meeting held on November 14, 2013, at which all the Trustees were present.

In the course of their consideration of the Management Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering the Management Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the following factors:

(i)
The nature, extent, and quality of the services provided by the Adviser. In this regard, the Independent Trustees reviewed the services being provided by the Adviser to the Fund. They discussed the responsibilities of the Adviser under the Management Agreement and the Adviser’s compensation under the Agreement. The Independent Trustees also reviewed the background and experience of the Adviser’s key investment and operating personnel. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided to the Fund by the Adviser were satisfactory.

(ii)
The investment performance of the Fund and the Adviser. In this regard, the Independent Trustees compared the performance of the Fund with the performance of the S&P 500 Index, the Russell 1000 Growth Index and averages of comparably managed mutual funds over various periods ended September 30, 2013. The Independent Trustees were also provided with comparative performance information for all funds and funds of comparable size that are categorized by Morningstar as “Large Cap Growth” funds. The Independent Trustees considered the consistency of the Adviser’s management of the Fund with the Fund’s investment objective and policies. The Independent Trustees noted that the Fund’s performance over the 1 year, 5 year and 10 year periods ended September 30, 2013 exceeded that of the average and median performance for all Large Cap Growth Funds and for Large Cap Growth funds with assets of $50 million or less, as reported by Morningstar. It was also noted that the Fund’s performance over the 1 year, 5 year and 10 year periods ended September 30, 2013 exceeded that of its benchmark, the S&P 500 Index. The Independent Trustees reviewed performance information with respect to the Adviser’s other managed accounts with similar investment objectives. They considered that, based on representations by the Adviser, those performance differences are primarily attributable to different fee structures for the other accounts. The Independent Trustees concluded that the Fund’s performance record has been satisfactory.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT
(Unaudited) (Continued)

(iii)
The costs of the services provided and profits realized by the Adviser from its relationship with the Fund. In this regard, the Independent Trustees considered the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of the Fund. The Independent Trustees reviewed the rate of the management fee paid under the Management Agreement and compared it to the average management fee ratios of similarly managed mutual funds, as reported by Morningstar. They also compared the total operating expense ratio of the Fund with average expense ratios of representative funds. The Independent Trustees considered that, based on the comparative information provided, the management fee of 0.75% is below the average and equal to the median management fees paid by other Large Cap Growth funds with net assets of $50 million or less. The Independent Trustees further noted that the Fund’s proposed overall expense ratio (after fee waivers and expense reimbursements) of 1.35% was below the average and above the median expense ratios for its peer group of Large Cap Growth funds of comparable size. The Independent Trustees took into account that the Adviser waived all of its management fees and reimbursed a significant amount of other operating expenses during the fiscal year ended September 30, 2013. It was noted by the Independent Trustees that the Adviser has yet to recognize a profit with respect to its services to the Fund. The Independent Trustees also reviewed and considered any differences about the services and fee rates offered to other clients of the Adviser with the same portfolio strategy. The Independent Trustees considered that although the Fund generally invests according to the same portfolio strategy as the Adviser’s separate accounts, there were significant differences between the services provided by the Adviser to the Fund and those provided to the separate accounts. They acknowledged that the Fund, as a registered investment company, was more difficult, time consuming and expensive to manage than the Adviser’s separate accounts due to, among other things, the Fund’s regulatory and legal obligations. The Independent Trustees also reviewed the unaudited balance sheet of the Adviser as of December 31, 2012 and determined that the Adviser has the financial resources necessary to manage the Fund. The Independent Trustees also considered the “fallout benefits” to the Adviser, including the research services received by the Adviser as a result of the placement of the Fund’s brokerage. Following further consideration of the foregoing and the Adviser’s commitment to limit the overall expense ratio of the Fund at 1.35% until at least February 1, 2015, the Independent Trustees concluded that the Fund’s investment management fees are reasonable.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT
(Unaudited) (Continued)

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Independent Trustees considered that, over the life of the Fund, the Adviser has received little or no management fees because it was subsidizing the Fund to reduce its operating expenses, and has committed to continue to cap expenses of the Fund. The Independent Trustees discussed that, at current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. Following further discussion, the Independent Trustees determined that it is not necessary or appropriate to introduce fee breakpoints at the present time.

Conclusion. The Independent Trustees concluded that, based on the long-term performance of the Fund, they believe that the Adviser has provided quality advisory services to the Fund. The Independent Trustees further concluded that the Fund’s management fee (0.75% per annum) and proposed expense ratio after fee waivers (1.35% per annum) are fair and reasonable given the quality of services provided by the Adviser, the relatively small size of the Fund, and the absence to date of any profits accruing to the Adviser from the Management Agreement.

The Trustees, including all the Independent Trustees, concluded that approval of the continuance of the Management Agreement was in the best interests of the Fund and its shareholders.

This page intentionally left blank.

PROFIT FUNDS INVESTMENT TRUST
7500 Old Georgetown Road, Suite 700
Bethesda, Maryland 20814

Board of Trustees
Eugene A. Profit
Kim Michele Keenan
Robert M. Milanicz

Investment Adviser
PROFIT INVESTMENT MANAGEMENT, LLC
7500 Old Georgetown Road, Suite 700
Bethesda, Maryland 20814
(301) 650-0059

Administrator/Transfer Agent
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s current prospectus.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Profit Funds Investment Trust

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	May 30, 2014

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	May 30, 2014

*	Print the name and title of each signing officer under his or her signature.